

"Regular" Distribution Date                           YAMAHA MOTOR MASTER TRUST                            Collection Period Ending:
   15-Aug-96                                 6.25% SERIES 1994-1 AND 6.20% SERIES 1995-1                                   31-Jul-96

- - ------------------------------------------------------------------------------------------------------------------------------------



A.   INFORMATION REGARDING  THE  YAMAHA MOTOR MASTER  TRUST

1.   Aggregate Pool Balance as of the beginning of the
     preceding Collection Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        499,554,645.37

2.   Aggregate amount of Collections during the preceding
     Collection Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        118,498,063.59

       a)   Collections other than finance charges, cash Adjustment Payments
            and cash Transferor Deposit Amounts. . . . . . . . . . . . . . . . . . . . . . . . . . .        115,471,210.34

       b)   Finance Charge collections . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         3,026,853.25

       c)   Cash Adjustment Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             0.00

       d)   Cash Transferor Deposit Amounts. . . . . . . . . . . . . . . . . . . . . . . . . . . . .             0.00

3.   Aggregate amount of receivables written off (net of recoveries) during the
     preceding Collection Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             0.00

4.   Aggregate amount of non-cash Adjustment Payments during the preceding
     Collection Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         6,130,831.71

5.   Aggregate amount of non-cash Transferor Deposit Amounts during the preceding
     Collection Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             0.00

6.   Aggregate amount of additional Receivables during
     the Preceding Collection period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         92,163,810.88

7.   Aggregate Pool Balance as of the end of the preceding
     Collection Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        470,116,414.20

8.   The aggregate Trust Principal Component as of the beginning of the
     preceding Collection Period was . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        492,061,325.69

9.   The aggregate amount of Principal Collections during the
     preceding Collection Period was . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        111,004,743.91

10.  The aggregate amount of Defaulted Receivables during the preceding
     Collection Period was . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             0.00

11.  The aggregate Trust Principal Component as of the end of the
     preceding Collection Period was * . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        463,064,667.99

12.  The aggregate amount of Yield Collections during the preceding
     Collection Period was . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         7,493,319.68

13.  The Discount Factor during the preceding Collection Period was. . . . . . . . . . . . . . . . .             1.50%

14.  The Monthly Payment Rate during the preceding Collection Period was . . . . . . . . . . . . . .            23.72%

15.  Defaulted Receivables ( [ charged-off receivables less recoveries ] x
     [1-Discount rate] ) during the preceding Collection Period, expressed as an annual percentage of the Trust Principal Component as of  the beginning
     of the preceding Collection Period, were. . . . . . . . . . . . . . . . . . . . . . . . . . . .             0.00%

16.  "Finance Charge" collections during the preceding Collection Period, expressed as an annual percentage of the Pool Balance as of the
      beginning of the preceding Collection Period, were . . . . . . . . . . . . . . . . . . . . . .             7.27%

B.   INFORMATION REGARDING THE SERIES INVESTED AMOUNTS & TRANSFEROR AMOUNT

                                                                             Series              Series
                                                                             1994-1              1995-1            Aggregate
                                                                             ------              ------            ---------
1.   Aggregate Invested Amount and Pool Factor as of the beginning of the preceding Collection Period

       a)   Class A Invested Amount. . . . . . . . . . . . . . . . . .   150,000,000.00      100,000,000.00      250,000,000.00

       b)   Less Class A Principal Funding Account . . . . . . . . . .        0.00                0.00                0.00

       c)   Equals Class A Adjusted Invested Amount. . . . . . . . . .   150,000,000.00      100,000,000.00      250,000,000.00

       d)   Class B Invested Amount. . . . . . . . . . . . . . . . . .    32,926,829.27       21,951,219.51       54,878,048.78

       e)   Aggregate Invested Amount. . . . . . . . . . . . . . . . .   182,926,829.27      121,951,219.51      304,878,048.78

       f)   Class A Pool Factor. . . . . . . . . . . . . . . . . . . .      1.0000000           1.0000000

       g)   Class B Pool Factor. . . . . . . . . . . . . . . . . . . .      1.0000000           1.0000000


2. Aggregate Invested Amount and Pool Factor as of the end of the preceding Collection Period

       a)   Class A Invested Amount. . . . . . . . . . . . . . . . . .   150,000,000.00      100,000,000.00      250,000,000.00

       b)   Less Class A Principal Funding Account . . . . . . . . . .        0.00                0.00                0.00

       c)   Equals Class A Adjusted Invested Amount. . . . . . . . . .   150,000,000.00      100,000,000.00      250,000,000.00

       d)   Class B Invested Amount. . . . . . . . . . . . . . . . . .    32,926,829.27       21,951,219.51       54,878,048.78

       e)   Invested Amount. . . . . . . . . . . . . . . . . . . . . .   182,926,829.27      121,951,219.51      304,878,048.78

       f)   Class A Pool Factor. . . . . . . . . . . . . . . . . . . .      1.0000000           1.0000000

       g)   Class B Pool Factor. . . . . . . . . . . . . . . . . . . .      1.0000000           1.0000000


                                                                                                % Trust
                                                                                               Principal
                                                                            Amount             Component
                                                                            ------             ---------

3.   Transferor Interest as of the beginning of the preceding
     Collection Period . . . . . . . . . . . . . . . . . . . . . . . .   187,183,276.91          38.04%

       a)   Special Funding Account as of the beginning of the preceding
            Collection Period. . . . . . . . . . . . . . . . . . . . .        0.00                0.00%


4.   Available Subordinated Amount as of the beginning of the preceding
     Collection Period . . . . . . . . . . . . . . . . . . . . . . . .        0.00                0.00%

B.   INFORMATION REGARDING THE SERIES INVESTED AMOUNTS &
       TRANSFEROR AMOUNT, Cont...


                                                                                                % Trust
                                                                                               Principal
                                                                            Amount             Component
                                                                            ------             ---------
5.   Transferor Interest as of the end of the preceding
     Collection Period . . . . . . . . . . . . . . . . . . . . . . . .   158,186,619.21          34.16%

       a)   Special Funding Account as of the end of the preceding
            Collection Period. . . . . . . . . . . . . . . . . . . . .        0.00                0.00%


6.   Available Subordinated Amount as of the end of the preceding
     Collection Period . . . . . . . . . . . . . . . . . . . . . . . .        0.00                0.00%


7.   Minimum Transferor Percentage (net of Available Subordinated Amount)
     as of the end of the preceding Collection Period. . . . . . . . .    46,306,466.80          10.00%



C.   INFORMATION REGARDING THE ALLOCATION OF COLLECTIONS

1.   Floating Allocation Percentage

Series 1994-1 Investor Percentage. . . . . . . . . . . . . . . . . . .       37.18%
Series 1995-1 Investor Percentage. . . . . . . . . . . . . . . . . . .       24.78%
                                                                             ------
Aggregate Investor Percentage. . . . . . . . . . . . . . . . . . . . .       61.96%
Transferor Percentage. . . . . . . . . . . . . . . . . . . . . . . . .       38.04%


2.   Fixed Allocation Percentage

Series 1994-1 Investor Percentage. . . . . . . . . . . . . . . . . . .         NA
Series 1995-1 Investor Percentage. . . . . . . . . . . . . . . . . . .         NA
Aggregate Investor Percentage. . . . . . . . . . . . . . . . . . . . .         NA
Transferor Percentage. . . . . . . . . . . . . . . . . . . . . . . . .         NA


3.   Allocation of Yield Collections

Yield Collections allocable to Series 1994-1 . . . . . . . . . . . . .    2,785,687.76
Yield Collections allocable to Series 1995-1 . . . . . . . . . . . . .    1,857,125.17
                                                                          ------------
Aggregate Investor Yield Collections . . . . . . . . . . . . . . . . .    4,642,812.93
Yield Collections allocable to the Transferor. . . . . . . . . . . . .    2,850,506.75


4.   Allocation of Special Funding Account Income
     (allocated and distributed to the Transferor during the Revolving Period)

Special Funding Account Income allocable to Series 1994-1. . . . . . .        0.00
Special Funding Account Income allocable to Series 1995-1. . . . . . .        0.00
Aggregate Investor Special Funding Account Income. . . . . . . . . . .        0.00
Special Funding Account Income allocable to the Transferor . . . . . .        0.00


5.   Allocation of Defaults

Defaults allocable to Series 1994-1 (Investor Default Amount). . . . .        0.00
Defaults allocable to Series 1995-1 (Investor Default Amount). . . . .        0.00
Aggregate Investor Default Amount. . . . . . . . . . . . . . . . . . .        0.00
Defaults allocable to the Transferor . . . . . . . . . . . . . . . . .        0.00


6.   Allocation of Principal Collections

Principal Collections allocable to Series 1994-1 . . . . . . . . . . .    41,266,697.42
Principal Collections allocable to Series 1995-1 . . . . . . . . . . .    27,511,131.61
                                                                          -------------
Aggregate Investor Principal Collections . . . . . . . . . . . . . . .    68,777,829.03
Principal Collections allocable to the Transferor. . . . . . . . . . .    42,226,914.88


7.   Allocation of Collection Account Income
     (allocated and distributed to Series 1994-1 and Series 1995-1 during an Early Amortization Period)

Collection Account Income allocable to Series 1994-1 . . . . . . . . .        0.00
Collection Account Income allocable to Series 1995-1 . . . . . . . . .        0.00
Aggregate Investor Collection Account Income . . . . . . . . . . . . .        0.00
Collection Account Income allocable to the Transferor. . . . . . . . .       541.03



D.   INFORMATION REGARDING YIELD COLLECTIONS
     & INVESTMENT INCOME (YIELD FUNDS)

                                                                         Series 1994-1       Series 1995-1         Aggregate
                                                                         -------------       -------------         ---------

1.   Yield Collections (including "finance charges")
     allocable to Series 1994-1 and 1995-1 during
     the preceding Collection Period were. . . . . . . . . . . . . . .    2,785,687.76        1,857,125.17        4,642,812.93

2.   Principal Funding Account investment income during
     the preceding Collection Period was . . . . . . . . . . . . . . .        0.00                0.00                0.00

3.   Special Funding Account investment income allocable to
     Series 1994-1 and Series 1995-1 during the preceding
     Collection Period were. . . . . . . . . . . . . . . . . . . . . .        0.00                0.00                0.00

4.   Collection Account investment income allocable to
     Series 1994-1 and Series 1995-1 during the preceding
     Collection Period were. . . . . . . . . . . . . . . . . . . . . .        0.00                0.00                0.00

5.   Total Yield Funds allocable to Series 1994-1 and
     Series 1995-1 during the preceding Collection Period were . . . .    2,785,687.76        1,857,125.17        4,642,812.93

       a.   Total Yield Funds allocable to Series 1994-1
            and Series 1995-1 as an annual percentage of the
            Series 1994-1 Invested Amount as of the beginning
            of the preceding Collection Period were. . . . . . . . . .       18.27%              18.27%

E. INFORMATION REGARDING THE DISTRIBUTION OF YIELD COLLECTIONS and INVESTMENT INCOME ALLOCABLE TO SERIES 1994-1 AND 1995-1


                                                                         Series 1994-1       Series 1995-1         Aggregate
                                                                         -------------       -------------         ---------

1.   Total Yield Funds allocable to Series 1994-1
     and Series 1995-1 . . . . . . . . . . . . . . . . . . . . . . . .    2,785,687.76        1,857,125.17        4,642,812.93

2.   Less Class A Monthly Interest paid. . . . . . . . . . . . . . . .     781,250.00          516,666.67        1,297,916.67

3.   Less Class A Past Due Monthly Interest paid . . . . . . . . . . .        0.00                0.00                0.00

4.   Less Class B Monthly Interest paid. . . . . . . . . . . . . . . .     176,981.71          117,987.80          294,969.51

5.   Less Class B Past Due Monthly Interest paid . . . . . . . . . . .        0.00                0.00                0.00

6.   Less Monthly Servicing Fee paid . . . . . . . . . . . . . . . . .     304,878.05          203,252.03          508,130.08

7.   Less Past Due Monthly Servicing Fee paid. . . . . . . . . . . . .        0.00                0.00                0.00

8.   Less Reimbursement of previously unreimbursed
     Class A Charge-Offs . . . . . . . . . . . . . . . . . . . . . . .        0.00                0.00                0.00
     (distributed as Excess Principal during the Revolving Period)

9.   Plus Reallocated Transferor Principal . . . . . . . . . . . . . .        0.00                0.00                0.00

10.  Less Investor Default Amount. . . . . . . . . . . . . . . . . . .        0.00                0.00                0.00
     (Excess Principal during the Revolving Period)

11.  Less Interest on previously unreimbursed
     Class B Charge-Offs . . . . . . . . . . . . . . . . . . . . . . .        0.00                0.00                0.00

12.  Less Reimbursement of previously unreimbursed
     Class B Charge-Offs . . . . . . . . . . . . . . . . . . . . . . .        0.00                0.00                0.00
     (Excess Principal during the Revolving Period)

13.  Equals Remaining Yield Funds allocable to
     Series 1994-1 and Series 1995-1 . . . . . . . . . . . . . . . . .    1,522,578.00        1,019,218.67        2,541,796.67



F.   INFORMATION REGARDING MONTHLY DISTRIBUTION SHORTFALLS TO SERIES 1994-1 and Series 1995-1


                                                                         Series 1994-1       Series 1995-1         Aggregate
                                                                         -------------       -------------         ---------

1.   Class A Monthly Interest shortfall during the
     preceding Collection Period . . . . . . . . . . . . . . . . . . .        0.00                0.00                0.00

2.   Class B Monthly Interest shortfall during the
     preceding Collection Period . . . . . . . . . . . . . . . . . . .        0.00                0.00                0.00

3.   Monthly Servicing Fee shortfall during the
     preceding Collection Period . . . . . . . . . . . . . . . . . . .        0.00                0.00                0.00

4.   Class A Investor Charge-Offs during the
     preceding Collection Period . . . . . . . . . . . . . . . . . . .        0.00                0.00                0.00

5.   Class B Investor Charge-Offs during the
     preceding Collection Period . . . . . . . . . . . . . . . . . . .        0.00                0.00                0.00

6.   Cumulative Unreimbursed Class A Investor Charge-Offs. . . . . . .        0.00                0.00                0.00

7.   Cumulative Unreimbursed Class B Investor Charge-Offs. . . . . . .        0.00                0.00                0.00

8.   Cumulative Reallocated Transferor Principal . . . . . . . . . . .        0.00                0.00                0.00

G.   INFORMATION REGARDING THE CALCULATION AND DISTRIBUTION OF PRINCIPAL

                                                                         Series 1994-1       Series 1995-1         Aggregate
                                                                         -------------       -------------         ---------
1.   Available Principal Funds (funds on deposit in the
     Collection Account for principal distribution)

       a)   Remaining Yield Funds allocable to
            Series 1994-1 and Series 1995-1. . . . . . . . . . . . . .        0.00                0.00                0.00
            (distributed to Transferor during Revolving Period)

       b)   Principal Collections allocable to Series 1994-1
            and Series 1995-1. . . . . . . . . . . . . . . . . . . . .    41,266,697.42       27,511,131.61       68,777,829.03

       c)   Investor Defaults. . . . . . . . . . . . . . . . . . . . .        0.00                0.00                0.00

       d)   Reallocated Transferor Principal . . . . . . . . . . . . .        0.00                0.00                0.00

       e)   Principal Collections allocable to the Transferor. . . . .    25,336,148.93       16,890,765.95       42,226,914.88

       f)   Balance of Special Funding Account
            (Undistributed Principal Collections). . . . . . . . . . .        0.00                0.00                0.00
            (retained in Collection Account during
            the Revolving Period)

       g)   Total Available Principal Funds. . . . . . . . . . . . . .    66,602,846.35       44,401,897.56      111,004,743.91


2.   Total Principal Paid to Class A . . . . . . . . . . . . . . . . .        0.00                0.00                0.00

       a)   Class A Monthly Principal. . . . . . . . . . . . . . . . .        0.00                0.00                0.00

       b)   Remaining Available Principal Funds. . . . . . . . . . . .        0.00                0.00                0.00


3.   Class B Monthly Principal . . . . . . . . . . . . . . . . . . . .        0.00                0.00                0.00

4.   Excess Principal Collections. . . . . . . . . . . . . . . . . . .    66,602,846.35       44,401,897.56      111,004,743.91
     (distributed to Transferor)



H.   INFORMATION REGARDING THE PRINCIPAL FUNDING ACCOUNT

                                                                         Series 1994-1       Series 1995-1         Aggregate
                                                                         -------------       -------------         ---------

1.   Principal Funding Account amount as of the beginning
     of the preceding Collection Period. . . . . . . . . . . . . . . .        0.00                0.00                0.00

2.   Plus Class A principal deposits made during the
     preceding Collection Period . . . . . . . . . . . . . . . . . . .        0.00                0.00                0.00

3.   Less principal withdrawals made during the
     preceding Collection Period . . . . . . . . . . . . . . . . . . .        0.00                0.00                0.00

4.   Principal Funding Account amount as of the end of the
     preceding Collection Period . . . . . . . . . . . . . . . . . . .        0.00                0.00                0.00

5.   Principal Funding Account investment income during
     the preceding Collection Period . . . . . . . . . . . . . . . . .        0.00                0.00                0.00

6.   Principal Funding Account investment rate during
     the preceding Collection Period . . . . . . . . . . . . . . . . .        0.00%               0.00%

I. INFORMATION REGARDING TRANSFEROR SUBORDINATION EVENT TRIGGERS

                                                                         Series 1994-1       Series 1995-1         Aggregate
                                                                         -------------       -------------         ---------

Transferor Subordination Event ? . . . . . . . . . . . . . . . . . . .         NO                  NO

Required Transferor Subordination Amount . . . . . . . . . . . . . . .        0.00                0.00                0.00

Required Transferor Subordination Amount
(% Class A Adjusted Invested Amount) . . . . . . . . . . . . . . . . .        0.00%               0.00%

Available Subordinated Amount as of the end of
the preceding Collection Period. . . . . . . . . . . . . . . . . . . .        0.00                0.00                0.00



TRANSFEROR SUBORDINATION EVENT TRIGGERS
                                                                             Trigger             Actual         Subord. Event ?
                                                                              Level               Level              (1=yes)
                                                                              -----               -----              -------

1.   Minimum November through April Monthly Payment Rate
     (3-mo moving avg) . . . . . . . . . . . . . . . . . . . . . . . .        10.00%              21.87%                  0

2.   Minimum May through October Monthly Payment Rate
     (3-mo moving avg) . . . . . . . . . . . . . . . . . . . . . . . .        13.00%              21.87%                  0

3.   Maximum All-Terrain Vehicles (as % of Pool Balance) . . . . . . .        33.33%              17.90%                  0

4.   Maximum other than motorcycles, scooters, water vehicles,
     all-terain vehicles, outboard and snow mobiles
     (as % of Pool Balance). . . . . . . . . . . . . . . . . . . . . .        10.00%               1.55%                  0

5.   Maximum Dealer "holdbacks" on non-sold products
     plus Sales Program Discounts. . . . . . . . . . . . . . . . . . .        5.00%               0.10%                  0

6.   Maximum Fiscal Year New Accounts as a % of Beginning
     Fiscal Year Total Accounts. . . . . . . . . . . . . . . . . . . .        8.00%               3.11%                  0

7.   Maximum Fiscal Quarter New Accounts as a % of
     Beginning Fiscal Quarter Total Accounts . . . . . . . . . . . . .        5.00%               0.37%                  0

8.   Maximum Defaulted Receivables minus Recoveries plus
     Repossessions (as an Annual % of Pool Balance)
     (3-month moving average). . . . . . . . . . . . . . . . . . . . .        7.50%               0.25%                  0

J. INFORMATION REGARDING EARLY AMORTIZATION EVENT TRIGGERS


Series 1994-1 Early Amortization Event ? . . . . . . . . . . . . . . .                             NO
Series 1995-1 Early Amortization Event ? . . . . . . . . . . . . . . .                             NO



                                                                                                 Series             Series
Early Amortization Event Triggers                                            Trigger             1994-1             1995-1
                                                                             -------             ------             ------

1.   a.     Min Class B Invested Amt as a % of Class A
            Inv Amt (Series 1994-1). . . . . . . . . . . . . . . . . .       17.00%              21.95%               NA
     b.     Min Class B Invested Amt as a % of Class A & B
            Inv Amt (Series 1995-1). . . . . . . . . . . . . . . . . .       17.50%                NA                18.00%

2.   Max consecutive months that Special Funding Account
     may exceed $0 . . . . . . . . . . . . . . . . . . . . . . . . . .         12

3.   Minimum Transferor Interest (** note ** below). . . . . . . . . .       10.00%              24.95%              24.95%

4.   Minimum Transferor Interest (** note ** below]
     if "finance charge" yield (expressed as an annual
     percentage of the Pool Balance) is less than 6% . . . . . . . . .       12.00%              24.95%              24.95%

5.   Minimum November through April Monthly Payment Rate
     (3-mo moving avg) . . . . . . . . . . . . . . . . . . . . . . . .        8.00%              21.87%              21.87%

6.   Minimum May through October Monthly Payment Rate
     (3-mo moving avg) . . . . . . . . . . . . . . . . . . . . . . . .       11.00%              21.87%              21.87%

7.   Maximum Defaulted Receivables minus Recoveries plus
     Repossessions (as an annual % of Pool Balance)
     (3-mo moving avg) . . . . . . . . . . . . . . . . . . . . . . . .       10.00%               0.25%               0.25%

8.   Class B Invested Amount is less than Initial Class B
     Invested Amount for three consecutive periods . . . . . . . . . .                         32,926,829          21,951,220








- - -----------------------------------------------------------------------------------------------------------------------------
** Note **:  For purposes of determining whether the  Transferor Interest is greater than the Minimum Transferor
   Interest, the Transferor Interest is reduced by the principal component (1 minus the Discount Factor) of 10-day draft balances if the short term rating of DFS is not P-1 .

   Is the short term rating of DFS P-1 ? . . . . . . . . . . . . . . .         NO
   Balance of 10-day Overdrafts as of the end of the
   preceding Collection Period . . . . . . . . . . . . . . . . . . . .     43,298,087

   Transferor Interest as of the end of the
   preceding Collection Period . . . . . . . . . . . . . . . . . . . .     158,186,619
   Principal Component of 10-Day Draft balance as of the
   end of the preceeding Coll. Period. . . . . . . . . . . . . . . . .     42,648,616
                                                                           ----------
   Adjusted Transferor Interest. . . . . . . . . . . . . . . . . . . .     115,538,003

K. INFORMATION REGARDING THE SERVICER CASH COLLATERAL ACCOUNT



1.   Servicer Cash Collateral Account balance as of
     the beginning of the preceding Collection Period. . . . . . . . .    1,297,916.67

2.   Servicer Cash Collateral Account balance as of
     the end of the preceding Collection Period. . . . . . . . . . . .    1,297,916.67

3.   Withdrawals from the Servicer Cash Collateral Account
     during the preceding Collection Period. . . . . . . . . . . . . .      5,413.16

4.   Investment Income on the Servicer Cash Collateral Account
     during the preceding Collection Period. . . . . . . . . . . . . .      5,413.16






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